UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 8, 2008

Calamos Asset Management, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-51003	32-0122554
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2020 Calamos Court
Naperville, Illinois	60563
(Address of Principal Executive Offices)	(Zip Code)
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
Not Applicable
(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
Exhibit 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          (c) On August 8, 2008, Calamos Asset Management, Inc. (“Corporation”) appointed Cristina Wasiak (55) Senior Vice President, Chief Financial Officer and Treasurer of the Corporation effective September 1, 2008. Ms. Wasiak is responsible for all financial, budget and treasury functions of the Corporation. She joined the Corporation as Interim Chief Financial Officer on April 7, 2008 through Tatum, LLC. Ms. Wasiak has been a partner at Tatum since 2004 but will terminate that relationship as of September 1, 2008. During her tenure at Tatum, Ms. Wasiak assisted in the reconstruction efforts at HealthSouth Corporation and was the Chief Financial Officer of LaserGrade. Prior to Tatum, she was the Chief Financial Officer at T. Rowe Price Group, Inc. from 2001 to 2004. In addition, Ms. Wasiak has held senior management positions at several companies, including, KeyCorp, ABN AMRO North America, Inc. and CitiGroup, Inc. Ms. Wasiak holds an MBA from Harvard University and a Bachelor of Arts from Princeton University.
          Ms. Wasiak will be paid a base salary of $300,000 per annum and will be eligible for annual short-term incentive opportunities between 0 and 200% of earned based salary. The short-term incentive opportunity for the first twelve months has been guaranteed at a minimum of 100% of earned base salary. She will also be eligible for annual long-term incentive opportunities between 0 and 100% of earned base salary. In addition, Ms. Wasiak will receive a sign-on bonus of $50,000.
Item 8.01 Other Events.
          On August 13, 2008, the Corporation issued a press release announcing the appointment of Cristina Wasiak as Senior Vice President, Chief Financial Officer and Treasurer of the Corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
               99.1     Press release of the Corporation dated August 13, 2008.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALAMOS ASSET MANAGEMENT, INC.
Date: August 13, 2008	By:	/s/ James J. Boyne
James J. Boyne
Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit Number	Description
99.1	Press release of the Corporation dated August 13, 2008 announcing the appointment of Cristina Wasiak as Senior Vice President, Chief Financial Officer and Treasurer.